Exhibit 99.1
QXO chairman and CEO Brad Jacobs recently answered questions from investors in New York and Laguna Beach. This FAQ transcript is a summary, edited for clarity and brevity.
1.Can you list fifteen specific things you’ve done with the business since you’ve completed the purchase of Beacon?
Yes, I could list a hundred things, but I’ll limit it to your 15. As an overview, we immediately launched a comprehensive transformation program spanning sales, pricing, procurement, organizational redesign, logistics, and a slew of other workstreams. For example, we:
1.Immediately began rebranding from Beacon to QXO across customer touchpoints, including our branches, fleet, marketing, e-commerce, and our mobile app.
2.Flattened the organizational structure from nine layers to four to increase decision-making speed and accountability.
3.Established a national “Win Room” call center to reactivate dormant accounts and capture new customers.
4.Accelerated the rollout of our centralized digital pricing platform.
5.Implemented stricter pricing override controls and contribution-margin dashboards to protect against leakage.
6.Designed new compensation plans linking pay to profitability as well as volume, effective in January 2026.
7.Redefined sales roles with clear accountability and growth targets; added SPIFs and other incentives for new accounts and margin improvement.
8.Accelerated TRI-BUILT private-label penetration, scaling in-branch displays, incentives, and cross-sell programs.
9.Started centralizing procurement authority, consolidating terms across the top 20 vendors covering about 70% of our spend.
10.Implemented immediate replenishment of critical A-level SKUs, recognizing that 4% of SKUs drive about 80% of sales.
11.Planned deployment of a modern warehouse management system (WMS) with barcode scanning to digitize branch operations.
12.Began early-stage pilots to deploy machine-learning demand forecasting and inventory optimization tools.
13.Began modernizing our transportation management system (TMS) to optimize routing, scheduling, and fleet utilization, reduce expensive inter-branch transfers, and bring more of our inbound transportation in-house.
14.Launched pilots embedding AI into quoting, routing, and sales workflows, already delivering double-digit productivity gains.
15.Developed turnaround plans for non-profitable branches.
2.What’s your technology and systems roadmap?
Although there are a handful of companies in this space doing progressive things with technology, overall, the building products distribution industry is way behind on tech. We’ve seen companies running dozens of ERPs with outdated systems, manual processes, and limited inventory visibility. Many lack standard KPIs, comparable data, and effective BI tools.

At QXO, we’re implementing best-in-class systems, some off-the-shelf, some custom-made. We’re upgrading the entire tech stack from beginning to end: CRM, pricing engine, ERP, WMS, TMS, S&OP (demand forecasting, inventory management, and automated replenishment), BI tools, and HRIS, all with real-time data transparency. We’re also building world-class bespoke point-of-sale and e-commerce platforms.
3.How do you approach procurement and pricing?
Procurement and pricing are among the most powerful levers of value creation. To unlock their full potential, we’ve hired senior sourcing experts with world-class experience and are investing significantly in advanced analytics. Procurement in this industry is often fragmented and unsophisticated, and distributors do not achieve proper economies of scale. We’re setting a new standard. We’ve had excellent engagement from our suppliers. They fully understand our need to take cost out of the system and we’re working together with a partnership spirit.
We’re centralizing procurement authority, consolidating terms across the top 20 vendors that represent about 70% of our spend, and eliminating thousands of fragmented vendor agreements that caused leakage. We’re now using bots and other automation for some of our procurement negotiations.
On pricing, we take into consideration our inventory position and our value proposition. We offer incentives to our salespeople for achieving higher pricing and opening new accounts.
We plan to win market share not by discounting price but by being in stock, quoting quickly, delivering on time and in full, and invoicing accurately.
We’ve rolled out our digital pricing platform, replacing manual overrides with centralized guardrails and contribution-margin dashboards. This addresses about $200 million of leakage we identified from undisciplined discounting.
We’re embedding elasticity models, freight-adjusted pricing, and customer-level profitability analytics to capture margin while staying market competitive.
4.How are you reshaping the salesforce and incentives?
QXO’s legacy sales force, consisting of about 900 outside sales representatives and about 900 inside sales representatives, primarily comprises of account managers focused on providing excellent service to repeat customers. They play a very important role.
To turbocharge top-line growth, we’re hiring about 100 “hunters” to win new customers and reactivate dormant accounts. We’ve also launched a dedicated call center and are adding inside sales staff. So, we’re investing heavily in the sales force, including training, agentic AI tools, and other forms of sales enablement. We’re also in the market to hire a chief sales officer.
These changes are required to scale QXO to our $50 billion revenue target.

5.So, are you increasing or decreasing your headcount?
It’s about the same, but we’ve removed about 250 mid-level and senior roles where the organization was overstaffed and have been adding resources in frontline sales, truck drivers, warehouse associates and executives in procurement and tech. While total headcount has stayed level, the headcount composition has changed and the resultant cost structure has improved. The org chart is now more aligned with customer impact, operational excellence and growth.
6.What specifically do you mean by improving inventory management?
4% of our SKUs account for about 80% of sales. Yet many of those fast-moving SKUs were out of stock. That’s a huge no-no, which we immediately addressed. If you want to turn a current customer into a former customer, keep telling them that you don’t have what they want in stock. Our inventory availability has dramatically improved in the few months that we’ve owned the company.
In the warehouses, we’re introducing scanning, slotting, and placement discipline, separating fast and slow movers. The focus is to always be in stock, in every branch, on A-items and, where possible, to centralize the stocking of long-tail inventory.
7.How exposed is QXO to housing cycles, and what are the main risks?
About 80% of our current revenue comes from repair and remodel, which is less rate-sensitive than new construction. New construction more directly affects around 20% of our revenue, which is soft today, but we expect to be upside when rates eventually come down.
The reality is that our internal correlation to housing data is not high because of the heavy repair mix. Our structural drivers — the age of the housing stock, infrastructure needs, and replacement demand — are durable. Those outweigh the cyclicality. Regardless of the path that rates take, our internal growth engine is driven by execution on things like salesforce effectiveness, pricing, procurement, and a long list of self-help operational improvements.
8.How are you building the organization and leadership team?
The senior team is a mix of exceptional leaders I’ve worked with closely over the years, plus “best athlete” new hires from elite operators in procurement, operations, finance, etc. At the top, compensation includes significant equity with long lockups, and TSR-based incentives tied to outperforming the S&P 500. This alignment keeps us focused on compounding long-term shareholder value, not just quarterly results. Every leader has material skin in the game. The senior team and board members collectively own about 35% of the equity.
9.How do you determine what multiple you want to pay for an acquisition?
We’re disciplined buyers. We focus deeply on intrinsic value. We do not pay for synergies, but we do consider how much we can improve the businesses we acquire. In previous companies, we often doubled profits in about three years. We’re using five years as a less aggressive base case here until we’ve proven the model in this industry. We consider it our duty to allocate capital responsibly. At QXO, we’ve raised equity at a bit over $9, $12, $13, $16, and $22 a share – so, our cost of capital moves. As we’ve proven our discipline, the markets have rewarded us with currency that enables us to accelerate our M&A flywheel.
10.What’s your geographic focus?
The U.S. comes first. Canada is attractive as well. Europe we’ll only touch at the right price. The macro situation there is tough, with unstable politics, significant social welfare costs, and destabilization from Russia.
Diversification definitely does have value, but today the U.S. mostly offers better opportunities. We’ll look at Europe opportunistically, and the purchase multiples must reflect the higher risk.
11.What do you think about Home Depot and Lowe’s?
I think they’re both extraordinary companies with iconic brands and strong customer focus! I respect them a lot. I’m most familiar with them as a vendor of theirs from my other companies—they’re big consumers of transportation services—and from that perspective, they’ve both been impressively forward-looking on supply chain efficiencies.
But I think you’re probably asking what I think about their M&A activity in the building products distribution space. I think they’ll probably outbid us anytime we go after the same acquisition target, because they’re much bigger than us and they’re valuing acquisition candidates based on different criteria than we are. I don’t know how frequently we will compete, though. It’s a big ocean and there are a lot of fish in it. I always had a lot of competition for M&A in the waste business, equipment rental, and transportation and logistics, and usually with companies much bigger than us, and yet we still did a lot of highly accretive consolidation. At United Waste, we had stiff competition from Waste Management, Browning-Ferris, USA Waste, Sanifill, and many others. At United Rentals, we competed for acquisitions with Rental Service Corp, NationsRent, Ashtead, NES, Neff, and others. At XPO, we were up against UPS, FedEx, DSV, C.H. Robinson, Maersk, Geodis, and DHL. If we aren’t losing bids on deals, we’re bidding too high. We’ll remain disciplined on purchase price because that’s part of how to create massive shareholder value.
12.Do you think QXO is fairly valued at your current EV/EBITDA multiple?
I don’t think my opinion on valuation matters much. The market will determine our multiple based on supply and demand. I would note, however, that the S&P 500 Industrials Index trades at about 17x 2025 EBITDA; and it’s grown EBITDA at a 14% CAGR between 2020 and 2025. By contrast, analysts expect QXO to grow EBITDA at a 34% CAGR between 2025 and 2030. Some investors take into consideration our higher expected growth profile, together with disciplined capital allocation and execution, when assigning QXO an appropriate trading multiple.
Forward-Looking Statements
This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:
•an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;
•a change in supplier pricing and demand adversely affecting our income and gross margins;
•a change in vendor rebates adversely affecting our income and gross margins;
•our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;
•risks related to maintaining our safety record;
•the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;
•seasonality, weather-related conditions and natural disasters;
•risks related to the proper functioning of our information technology systems, including from cybersecurity threats and artificial intelligence use;
•loss of key talent or our inability to attract and retain new qualified talent;
•risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers;
•the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;
•the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;
•unexpected liabilities, costs, charges, expenses or accounting adjustments resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;
•risks related to our obligations under the indebtedness we incurred in connection with the Beacon Acquisition;
•the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;
•the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock, including market price volatility, dilution from the exercise or conversion of the warrants or preferred stock, or the impact of dividend payments from preferred stock that remains outstanding;
•challenges raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;
•the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;
•risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;
•the impact of legislative, regulatory, economic, competitive and technological changes;
•unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.
Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. The Company does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.